UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2007

JETBLUE AIRWAYS CORPORATION

 (Exact name of registrant as specified in its charter)

Delaware	000-49728	87-0617894
(State of Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

118-29 Queens Boulevard, Forest Hills, New York  11375

           (Address of principal executive offices)            (Zip Code)

(718) 286-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 23, 2007, we provided an update for investors presenting information relating to our financial outlook for the fourth quarter ending December 31, 2007 and full year 2007, and other information regarding our business. The update is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Investor Update dated October 23, 2007 of JetBlue Airways Corporation

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)
Date: October 23, 2007	By:	/s/ Edward Barnes
Vice President - Finance (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Investor Update dated October 23, 2007 of JetBlue Airways Corporation